                                                                   EXHIBIT 10.38

                      LETTER AMENDMENT AND CONSENT NO. 7

                                    Dated as of July 20, 2001

To the banks, financial institutions
  and other institutional lenders
  (collectively, the "Lenders") parties
  to the Credit Agreement referred to
  below, to Citicorp USA, Inc., as administrative agent (the "Administrative Agent") for such Lenders and the other Secured Parties referred to therein, and to Salomon Smith Barney (formerly known as Citicorp
  Securities, Inc.), Chase Securities, Inc. and BankBoston, N.A.
  as Co-Arrangers for the Facilities referred to therein.

Ladies and Gentlemen:

          We refer to the Second Amended and Restated Credit Agreement dated as of October 28, 1997 (as amended by Letter Amendment No. 1 dated as of November 18, 1997, Letter Amendment No. 2 dated as of April 16, 1998, Amendment and Waiver No. 3 to the Loan Documents dated as of June 29, 1998, Amendment and Waiver No. 4 to the Loan Documents ("Amendment No. 4") dated as of May 26, 1999, Amendment and Waiver No. 5 to the Loan Documents dated as of October 26, 1999 and Letter Amendment No. 6 dated as of October 26, 1999 the "Credit Agreement") among FCN Holding, Inc., a Delaware corporation ("FCN Holding"), International Family Entertainment, Inc., a Delaware corporation ("IFE"), Saban Entertainment, Inc., a Delaware corporation ("Saban"), Fox Family Properties, Inc., a Delaware corporation ("Fox Properties"), Fox Family Management, LLC, a Delaware limited liability company ("Fox Management" and, together with FCN Holding, IFE, Saban and Fox Properties, the "Borrowers"), Fox Kids Holdings, LLC, a Delaware limited liability company ("Holdings"), as Guarantor and you. Capitalized terms not otherwise defined in this Letter Amendment and Consent No. 7 (this "Letter Amendment") have the same meanings as specified in the Credit Agreement.

          The TNCL Group and the Saban Group are exploring the option of selling Fox Kids to a third party. We hereby request that the Lenders agree to amend the definition of "Change of Control" set forth in Section 1.01 of the Credit Agreement to allow the Shareholders to enter into but not close a contract for the sale of Fox Kids.

          You have indicated your willingness, on the terms and conditions set forth below, to so agree. Accordingly, it is hereby agreed by you and us as follows:

          Upon the occurrence of the Amendment Effective Date, subclause (d) of the definition of "Change of Control" in Section 1.01 of the Credit Agreement shall be amended by deleting the phrase ", or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of" from such subclause (d).

          This Letter Amendment shall become effective as of the first date (the "Amendment Effective Date") on which the Administrative Agent shall have received counterparts of this Letter Amendment executed by the Borrowers, Fox Kids, Holdings, and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Letter Amendment, and the consent attached hereto executed by each Loan Party (other than the Borrowers and Holdings).

          On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.

          The Credit Agreement, as specifically amended by this Letter Amendment, the Notes and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Letter Amendment. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least one counterpart of this Letter Amendment to the attention of Petal Modeste, Shearman & Sterling, 599 Lexington Avenue, New York, NY 10022-6069, facsimile no. (212) 848-7179.

          This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

          This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York excluding (to the fullest extent a New York court would permit) any rule of law that would cause application of the laws of any jurisdiction other than the State of New York.

                                  Very truly yours,

                                  FCN HOLDING, INC., as Borrower


                                  By: /s/ Mel Woods
                                     ---------------------------------------
                                   Name:  Mel Woods
                                   Title: President


                                  INTERNATIONAL FAMILY
                                  ENTERTAINMENT, INC., as Borrower


                                  By: /s/ Mel Woods
                                     ---------------------------------------
                                   Name:  Mel Woods
                                   Title: President

                                  SABAN ENTERTAINMENT, INC., as Borrower

                                  By: /s/ Stan Golden
                                     ---------------------------------------
                                   Name:  Stan Golden
                                   Title: President

                                  FOX FAMILY MANAGEMENT, LLC

                                      /s/ Haim Saban
                                     ---------------------------------------
                                  By:    Haim Saban, as its Manager

                                  FOX FAMILY PROPERTIES, INC.

                                  By: /s/ Mel Woods
                                     ---------------------------------------
                                   Name:  Mel Woods
                                   Title: President

                                  FOX FAMILY WORLDWIDE, INC.

                                  By: /s/ Mel Woods
                                     ---------------------------------------
                                   Name:  Mel Woods
                                   Title: President


                                  FOX KIDS HOLDINGS, LLC

                                  By: Fox Family Worldwide, Inc.
                                      as its Managing Member

                                  By: /s/ Mel Woods
                                     ---------------------------------------
                                   Name:  Mel Woods, as its Manager

Agreed by each of the following Lenders as of the date first above written:

THE AGENTS AND THE LENDERS

CITICORP USA, INC., as Agent and as Lender

By /s/ Robert Parr
   ----------------------------------
 Name:  Robert Parr
 Title: M.D.

SALOMON SMITH BARNEY INC., as Agent

By /s/ Arnold Wong
   ----------------------------------
 Name:  Arnold Wong
 Title: Attorney-In-Fact

FLEET NATIONAL BANK, as Agent and as Lender

By /s/ Tanya Crossley
   ----------------------------------
 Name:  Tanya Crossley
 Title: Managing Director

J.P. MORGAN CHASE, as Lender

By /s/ Edmund DeForest
   ----------------------------------
 Name:  Edmund DeForest
 Title: Vice President

CHASE SECURITIES, INC., as Agent

By /s/ Eva F. Huston
   ----------------------------------
 Name:  Eva F. Huston
 Title: Vice President

BANK OF AMERICA, N.A., as Lender

By /s/ Thomas J. Kane
   ----------------------------------
 Name:  Thomas J. Kane
 Title: Principal

THE BANK OF NOVA SCOTIA, as Lender

By /s/ Ian A. Hodgart
   ----------------------------------
 Name:  Ian A. Hodgart
 Title: Authorized Signatory

THE INDUSTRIAL BANK OF JAPAN LIMITED,
LOS ANGELES AGENCY, as Lender

By /s/ Steven Savoldelli
   ----------------------------------
 Name:  Steven Savoldelli
 Title: Vice President and Manager

TORONTO-DOMINION (TEXAS), INC., as Lender

By /s/
   ----------------------------------
 Name:
 Title: Managing Director

SOCIETE GENERALE, NEW YORK BRANCH, as
Co-Agent and as Lender

By /s/ Elaine Khalil
   ----------------------------------
 Name:  Elaine Khalil
 Title: Director

THE BANK OF NEW YORK, as Lender


By /s/ Stephen M. Nettler
   ----------------------------------
 Name:  Stephen M. Nettler
 Title: Vice President

BANQUE NATIONALE DE PARIS, as Lender

By __________________________________
 Name:
 Title:

By __________________________________
 Name:
 Title:

THE MITSUBISHI TRUST AND BANKING
CORPORATION, LOS ANGELES AGENCY,
as Lender


By /s/ Toshihiro Hayashi
   ----------------------------------
 Name:  Toshihiro Hayashi
 Title: Senior Vice President

THE SUMITOMO BANK, LIMITED, as Lender

By /s/ Leo E. Pagarigan
   ----------------------------------
 Name:  Leo E. Pagarigan
 Title: Vice President

SUNTRUST BANK (f/k/a CRESTAR BANK), as
Lender

By /s/ Thomas C. King, Jr.
   ----------------------------------
 Name:  Thomas C. King, Jr.
 Title: Vice President

THE DAI-ICHI KANGYO BANK, LIMITED, as
Lender

By /s/ Marvin-Mirel Lazar
   ----------------------------------
 Name:  Marvin-Mirel Lazar
 Title: Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as
Lender


By /s/ Robert M. Kadlick
   ----------------------------------
 Name:  Robert M. Kadlick
 Title: Duly Authorized Signatory

FIRST HAWAIIAN BANK, as Lender

By __________________________________
 Name:
 Title:


ISRAEL DISCOUNT BANK LIMITED, LOS
ANGELES AGENCY as Lender

By /s/ David Perry
   ----------------------------------
 Name:  David Perry
 Title: AVP

                                    CONSENT

          Reference is made to (a) Letter Amendment and Consent No. 7 dated as of August 15, 2001 (the "Letter Amendment"; capitalized terms not otherwise defined herein being used herein as defined in the Letter Amendment and in the Credit Agreement referred to therein), (b) the Second Amended and Restated Credit Agreement dated as of October 28, 1997 (as amended by Letter Amendment No. 1 dated as of November 18, 1997, Letter Amendment No. 2 dated as of April 16, 1998, Amendment and Waiver No. 3 to the Loan Documents dated as of June 29, 1998, Amendment and Waiver No. 4 dated as of May 26, 1999, Amendment and Waiver No. 5 to the Loan Documents dated as of October 26, 1999 and Letter Amendment No. 6 dated as of October 26, 1999 the "Credit Agreement") among FCN Holding, Inc., International Family Entertainment, Inc., Saban Entertainment, Inc., Fox Family Properties, Inc. and Fox Family Management, LLC (collectively, the "Borrowers"), Fox Kids Holdings, LLC, a Delaware limited liability company ("Holdings"), as Guarantor, the banks, financial institutions and other institutional lenders (collectively, the "Lenders") party to the Credit Agreement, Citicorp USA, Inc., as administrative agent (the "Administrative Agent") for such Lenders and the other Secured Parties referred to therein, and Salomon Smith Barney Inc. (formerly known as Citicorp Securities, Inc.), Chase Securities, Inc. and BankBoston, N.A., as Co-Arrangers for the Facilities referred to therein.

          Each of the undersigned, in its capacity as (a) a Guarantor under the Second Amended and Restated Subsidiaries Guarantee dated October 28, 1997 (the "Subsidiaries Guarantee") in favor of the Secured Parties referred to therein and a Pledgor under the Pledge and Assignment Agreement and/or (b) a Pledgor under the Pledge and Assignment Agreement and/or under one or more of the following Agreements, (i) the Amended and Restated Memorandum of Deposit of Shares of Equity Interests dated October 28, 1997 (the "U.K./Saban U.K. Pledge Agreement") between Saban and the Administrative Agent, (ii) the Amended and Restated Memorandum of Deposit of Shares of Equity Interests dated October 28, 1997 (the "U.K./FKE Pledge Agreement"), among FKE Holdings, Fox Kids Network Europe Holdings, Inc. and the Administrative Agent, (iii) the Deeds of Pledge dated September 4, 1997 and June 24, 1998 (collectively, the "Netherlands Pledge Agreement"), among FKE Holdings, T.V. 10 and the Administrative Agent, (iv) the Amended and Restated Pledge Agreement of Shares dated September 4, 1997 (the "Netherlands Antilles Pledge Agreement"), among Saban, SINV and the Administrative Agent, (v) the Pledge Agreement dated September 4, 1997 (the "German Pledge Agreement") among Saban and the Administrative Agent, (vi) the Deed of Pledge of Shares dated September 4, 1997 (the "French/Fox Kids Pledge Agreement"), among FKE Holdings, Fox Kids Network, Fox Kids France SARL and the Administrative Agent and (vii) the Deed of Pledge of Shares dated September 4, 1997 (together with the U.K./Saban U.K. Pledge Agreement, the U.K./FKE Pledge Agreement, the Netherlands Pledge Agreement, the Netherlands Antilles Pledge Agreement, the German Pledge Agreement and the French/Fox Kids Pledge Agreement, the "Foreign Subsidiary Pledge Agreements"), among Saban, Saban International Paris SARL and the Administrative Agent, hereby consents to the execution, delivery and performance of the Letter Amendment and agrees that:

          (A) each of the Subsidiaries Guarantee, the Pledge and Assignment Agreement, the Foreign Subsidiary Pledge Agreements and the other Collateral Documents to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the effective of the Letter Amendment, except that, on and after such effective date each reference to "the Credit Agreement", "thereunder", "thereof", "therein" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by the Letter Amendment; and

          (B) as of the effective date of the Letter Amendment, the Pledge and Assignment Agreement and the Foreign Subsidiary Pledge Agreements to which it is a party and all of the Collateral of such Person described therein do, and shall continue to, secure the payment of all of the Secured Obligations.

               This Consent shall be governed by, and construed in accordance with, the laws of the State of New York, excluding (to the fullest extent a New York court would permit) any rule of law that would cause application of the laws of any jurisdiction other than the State of New York.

               Delivery of an executed counterpart of a signature page of this Consent by telecopier shall be effective as the delivery of a manually executed counterpart of this Consent.


                                    ANGEL GROVE PRODUCTIONS, INC.

                                    By: /s/ Stan Golden
                                       ------------------------------
                                     Name:  Stan Golden
                                     Title: President

                                    BUGBOY PRODUCTIONS, INC.

                                    By: /s/ Stan Golden
                                       ------------------------------
                                     Name:  Stan Golden
                                     Title: President

                                    CYBERPROD, INC.

                                    By: /s/ Stan Golden
                                       ------------------------------
                                     Name:  Stan Golden
                                     Title: President

                                    FOX KIDS EUROPE HOLDINGS, INC.

                                    By: /s/ Stan Golden
                                       ------------------------------
                                     Name:  Stan Golden
                                     Title: President

                                    FOX KIDS (LATIN AMERICA), INC.

                                    By: /s/ Mel Woods
                                       ------------------------------
                                     Name:  Mel Woods
                                     Title: President

                                    FOX KIDS WORLDWIDE, L.L.C.

                                    By:  Fox Kids Holdings, LLC,
                                           as Managing Member
                                    By:  Fox Family Worldwide, Inc.,
                                           as Managing Member

                                    By: /s/ Mel Woods
                                       ------------------------------
                                     Name:  Mel Woods, as its Manager

                                    INTERPROD, INC.

                                    By: /s/ Stan Golden
                                       ------------------------------
                                     Name:  Stan Golden
                                     Title: President

                                    KIDS ROCK, INC.

                                    By: /s/ Stan Golden
                                       ------------------------------
                                     Name:  Stan Golden
                                     Title: President

                                    LAUREL WAY PRODUCTIONS, INC.

                                    By: /s/ Stan Golden
                                       ------------------------------
                                     Name:  Stan Golden
                                     Title: President

                                    MMPR PRODUCTIONS, INC.

                                    By: /s/ Stan Golden
                                       ------------------------------
                                     Name:  Stan Golden
                                     Title: President

                                    POCKET PRODUCTIONS, INC.

                                    By: /s/ Stan Golden
                                       ------------------------------
                                     Name:  Stan Golden
                                     Title: President

                                    SABAN DOMESTIC SERVICES, INC.

                                    By:   /s/ Stan Golden
                                        ---------------------------------
                                     Name:   Stan Golden
                                     Title:  President

                                    SABAN FOODS, INC.

                                    By:   /s/ Stan Golden
                                        ---------------------------------
                                     Name:   Stan Golden
                                     Title:  President

                                    SABAN INTERNATIONAL SERVICES, INC.

                                    By:   /s/ Stan Golden
                                        ---------------------------------
                                     Name:   Stan Golden
                                     Title:  President

                                    SABAN MERCHANDISING, INC.

                                    By:   /s/ Stan Golden
                                        ---------------------------------
                                     Name:   Stan Golden
                                     Title:  President

                                    SANDSCAPE, INC.

                                    By:   /s/ Stan Golden
                                        ---------------------------------
                                     Name:   Stan Golden
                                     Title:  President

                                    TEEN DREAM PRODUCTIONS, INC.

                                    By:   /s/ Stan Golden
                                        ---------------------------------
                                     Name:   Stan Golden
                                     Title:  President

                                    MELVILLE PRODUCTIONS, INC.

                                    By:   /s/ Stan Golden
                                        ---------------------------------
                                     Name:   Stan Golden
                                     Title:  President

                                    FCNH SUB, INC.

                                    By:   /s/ Mel Woods
                                        ---------------------------------
                                     Name:     Mel Woods
                                     Title:    President

                                    FOX CHILDREN'S PRODUCTIONS, INC.

                                    By:   /s/ Mel Woods
                                        ---------------------------------
                                     Name:     Mel Woods
                                     Title:    President

                                    FOX CHILDREN'S NETWORK, INC.

                                    By:   /s/ Mel Woods
                                        ---------------------------------
                                     Name:     Mel Woods
                                     Title:    President

                                    STORYMAKERS, INC.

                                    By:   /s/ Mel Woods
                                        ---------------------------------
                                     Name:     Mel Woods
                                     Title:    President

                                    FOX KID'S MUSIC, INC.

                                    By:   /s/ Mel Woods
                                        ---------------------------------
                                     Name:     Mel Woods
                                     Title:    President

                                    FOX CHILDREN'S MUSIC, INC.

                                    By:   /s/ Mel Woods
                                        ---------------------------------
                                     Name:     Mel Woods
                                     Title:    President

                                    FAMILY DEVELOPMENT CORP.

                                    By:   /s/ Mel Woods
                                         --------------------------------
                                     Name:     Mel Woods
                                     Title:    President

                                    FAMILY GAME SHOWS, INC.

                                    By:   /s/ Mel Woods
                                        ----------------------------------
                                     Name:     Mel Woods
                                     Title:    President

                                    GAME TV, INC.

                                    By:   /s/ Mel Woods
                                        ----------------------------------
                                     Name:     Mel Woods
                                     Title:    President

                                    THE SERENADE THEATRE
                                    COMPANY, INC.
                                     f/k/a CALVIN GILMORE
                                         PRODUCTIONS, INC.

                                    By: /s/ Mel Woods
                                        ----------------------------------
                                     Name:     Mel Woods
                                     Title:    President

                                    GILMORE ACQUISITION CORP.

                                    By: /s/ Mel Woods
                                        ----------------------------------
                                     Name:     Mel Woods
                                     Title:    President

                                    HOME PRODUCTIONS, INC.

                                    By: /s/ Mel Woods
                                        ----------------------------------
                                     Name:     Mel Woods
                                     Title:    President

                                    MTM ACQUISITION COMPANY, INC.

                                    By: /s/ Mel Woods
                                        ----------------------------------
                                     Name:     Mel Woods
                                     Title:    President

                                    MTM ENTERPRISES, INC.

                                    By: /s/ Mel Woods
                                        ----------------------------------
                                     Name:     Mel Woods
                                     Title:    President

                                    MTM ENTERTAINMENT, INC.

                                    By: /s/ Mel Woods
                                        ----------------------------------
                                     Name:   Mel Woods
                                     Title:  President

                                    MTM HOLDING COMPANY, INC.

                                    By: /s/ Mel Woods
                                        ----------------------------------
                                     Name:   Mel Woods
                                     Title:  President

                                    PRETENDER PRODUCTIONS, INC.

                                    By: /s/ Mel Woods
                                        ----------------------------------
                                     Name:   Mel Woods
                                     Title:  President

                                    UNITED STATES FAMILY
                                    ENTERTAINMENT, INC.

                                    By: /s/ Mel Woods
                                        ----------------------------------
                                     Name:   Mel Woods
                                     Title:  President

                                    RED CHECK, INC.

                                    By: /s/ Mel Woods
                                        ----------------------------------
                                     Name:   Mel Woods
                                     Title:  President

                                    PLAZA PICTURES, INC.

                                    By: /s/ Stan Golden
                                        ----------------------------------
                                     Name:   Stan Golden
                                     Title:  President

                                    PAPER GARDENS, INC.

                                    By: /s/ Mel Woods
                                        ----------------------------------
                                     Name:   Mel Woods
                                     Title:  President

                                    WEBSTER PARK, INC.

                                    By: /s/ Mel Woods
                                        ----------------------------------
                                     Name:   Mel Woods
                                     Title:  President

                                    APRIL PARK, INC.

                                    By: /s/ Mel Woods
                                        ----------------------------------
                                     Name:   Mel Woods
                                     Title:  President

                                    FAMILY SATELLITE BROADCASTING
                                    SERVICES, INC.

                                    By: /s/ Mel Woods
                                        ----------------------------------
                                     Name:   Mel Woods
                                     Title:  President

                                    F.F.P. WEST, L.L.C.

                                    /s/ Mel Woods
                                    --------------------------------------
                                    By:  Mel Woods, as its Manager

                                    FIRST PAPER, INC.

                                    By: /s/ Mel Woods
                                        ----------------------------------
                                     Name:   Mel Woods
                                     Title:  President

                                    FOX FAMILY MUSIC, L.L.C.

                                    /s/ Mel Woods
                                    --------------------------------------
                                    By:  Mel Woods, as its Manager

                                    FOX FAMILY MUSIC, INC.

                                    By: /s/ Stan Golden
                                        ----------------------------------
                                     Name:   Stan Golden
                                     Title:  President

                                    FOX FAMILY POST PRODUCTION, INC.

                                    By: /s/ Stan Golden
                                        ----------------------------------
                                     Name:   Stan Golden
                                     Title:  President

                                    FOX FAMILY POST PRODUCTION, L.L.C.

                                    /s/ Mel Woods
                                    --------------------------------------
                                    By:  Mel Woods, as its Manager

                                    FOX FAMILY RECORDING ARTISTS, INC.

                                    By: /s/ Mel Woods
                                        ----------------------------------
                                     Name:   Mel Woods
                                     Title:  President

                                    HOPSCOTCH PRODUCTIONS, INC.

                                    By: /s/ Mel Woods
                                        ----------------------------------
                                     Name:   Mel Woods
                                     Title:  President

                                    MONUMENT PRODUCTIONS, INC.

                                    By: /s/ Mel Woods
                                        ----------------------------------
                                     Name:   Mel Woods
                                     Title:  President

                                    KID GUMBO PRODUCTIONS, INC.

                                    By: /s/ Mel Woods
                                        ----------------------------------
                                     Name:   Mel Woods
                                     Title:  President

                                    FOX KIDS TOURING, L.L.C.

                                    /s/ Mel Woods
                                    --------------------------------------
                                    By:  Mel Woods, as its Manager

                                    FOX LATIN PRODUCTIONS, INC.

                                    By: /s/ Mel Woods
                                        ----------------------------------
                                     Name:   Mel Woods
                                     Title:  President

                                    FOX KIDS SPC1, INC.

                                    By: /s/ Stan Golden
                                        ----------------------------------
                                     Name:   Stan Golden
                                     Title:  President

                                    FOX KIDS SPC2, INC.

                                    By: /s/ Stan Golden
                                        ----------------------------------
                                     Name:    Stan Golden
                                     Title:   President

                                    TEEN QUEST PRODUCTIONS, INC.

                                    By: /s/ Mel Woods
                                        ----------------------------------
                                     Name:    Mel Woods
                                     Title:   President

                                    MAGIC HAT PRODUCTIONS, INC.

                                    By: /s/ Stan Golden
                                        ----------------------------------
                                     Name:    Stan Golden
                                     Title:   President

                                    FOX KIDS CUP, L.L.C

                                    By: /s/ Mel Woods
                                        ----------------------------------
                                     Name:    Mel Woods, as its Manager


                                    FOX FAMILY PROPERTIES STUDIO, L.L.C.

                                    By: /s/ Mel Woods
                                        ----------------------------------
                                     Name:    Mel Woods, as its Manager